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                                                                    Exhibit 32.2

                                  CERTIFICATION
                         PURSUANT TO 18 U.S.C. (S) 1350,
                             AS ADOPTED PURSUANT TO
                    (S) 906 OF THE SARBANES-OXLEY ACT OF 2002

     Solely for the purposes of complying with 18 U.S.C. (S)1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Senior Vice President and Chief Financial Officer of Smart & Final Inc. (the "Company"), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended October 5, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 17, 2003                           /s/  Richard N. Phegley
                                            ------------------------------------
                                                      Richard N. Phegley
                                                  Senior Vice President and
                                                   Chief Financial Officer